EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Judd D. Hoffman, President and Chief Executive Officer of American Medical Technologies, Inc. (the “Company”), and Barbara Woody, Vice President of Administration and Finance and principal accounting officer of the Company, certify that:

1.               the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judd D. Hoffman	Dated: August 13, 2008
Judd D. Hoffman
President and Chief Executive Officer

/s/ Barbara Woody	Dated: August 13, 2008
Barbara Woody
Vice President of Administration and Finance and principal accounting officer